                                                                    EXHIBIT 99.1

                         FORM OF LETTER OF TRANSMITTAL

                                 CHATTEM, INC.

                               OFFER TO EXCHANGE
                      $200,000,000 8 7/8% SERIES B SENIOR
                          SUBORDINATED NOTES DUE 2008
                WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES
                            ACT OF 1933, AS AMENDED
                          FOR ANY AND ALL OUTSTANDING
                      $200,000,000 8 7/8% SERIES A SENIOR
                          SUBORDINATED NOTES DUE 2008,
                PURSUANT TO THE PROSPECTUS, DATED [      ], 1998
--------------------------------------------------------------------------------
    THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK
CITY TIME, ON       , 1998 (AS SUCH DATE AND TIME MAY BE EXTENDED BY THE
   COMPANY IN ITS SOLE DISCRETION, THE "EXPIRATION DATE").
--------------------------------------------------------------------------------

                PLEASE READ CAREFULLY THE ATTACHED INSTRUCTIONS

    If you desire to accept the Exchange Offer, this Letter of Transmittal should be completed, signed and submitted to:

  BY OVERNIGHT COURIER OR BY      BY FACSIMILE TRANSMISSION:          TELEPHONE NUMBER:
   HAND OR BY REGISTERED OR            SouthTrust Bank,                 (205) 254-5105
       CERTIFIED MAIL:               National Association
        SunTrust Bank,             Corporate Trust Services
     National Association               (205) 254-4180
    100 Office Park Drive
  Birmingham, Alabama 35223
  Attention: Corporate Trust
           Services

  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THAT
            SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

    The Registration Statement on Form S-4 (File No. [      ]) of which this
Prospectus is a part was declared effective by the Securities and Exchange
Commission on [      ], 1998.

    The undersigned hereby acknowledges receipt of the Prospectus dated
[      ], 1998 (the "Prospectus") of Chattem, Inc., a corporation incorporated under the laws of the state of Tennessee (the "Company"), and this Letter of Transmittal (the "Letter of Transmittal"), which together constitute the Company's offer (the "Exchange Offer") to exchange $1,000 principal amount (or fraction thereof) of 8 7/8% Series B Senior Subordinated Notes due 2008 (the "Exchange Notes") for each $1,000 principal amount (or fraction thereof) of its outstanding 8 7/8% Series A Senior Subordinated Notes due 2008 (the "Series A Notes"). The Exchange Notes and the Series A Notes are collectively referred to as the "Notes." Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

    Either this Letter of Transmittal or an Agent's Message (as defined herein) is to be completed by a holder of Series A Notes (which term, for purposes of the Exchange Offer, includes any participant in the DTC system whose name appears on a security position listing as the holder of such Series A Notes) in order to tender Series A Notes. All deliveries of Series A Notes must be made either by (i) endorsement and delivery of certificated Series A Notes registered in the name of the Holder thereof and issued in accordance with the Indenture ("Definitive Registered Notes") or (ii) by book-entry transfer of book-entry interests of participants ("Book-Entry Interests") of the Depository Trust Company ("DTC") to the account maintained by the Exchange Agent at DTC pursuant to the procedures set forth in the Prospectus under "The Exchange Offer--Book-Entry Transfer". Holders of Series A Notes who are unable to deliver
(i) endorsed Definitive Registered Notes, (ii) confirmation of the book-entry tender of their Series A Notes into the Exchange Agent's account at DTC (a "Book-Entry Confirmation") or (iii) in either case all other documents required by or pursuant to this Letter of Transmittal to the Exchange Agent on or prior to the Expiration Date must tender their Series A Notes according to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer--Guaranteed Delivery Procedures". See Instruction 1. Delivery of documents to DTC or any other party does not constitute delivery to the Exchange Agent. The undersigned has completed the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

                    ALL TENDERING HOLDERS COMPLETE THIS BOX

    List below the Series A Notes to which this Letter relates. If the space provided is inadequate, the principal amount of Series A Notes should be listed on a separate signed schedule affixed hereto.

 ----------------------------------------------------------------------------------------------------
                                                BOX 1
                                DESCRIPTION OF SERIES A NOTES TENDERED
 ----------------------------------------------------------------------------------------------------
                                                                          AGGREGATE       PRINCIPAL
                                                                          PRINCIPAL       AMOUNT OF
         NAME(S) AND ADDRESS(S) OF HOLDER(S)             CERTIFICATE      AMOUNT OF     SERIES A NOTES
                  OF SERIES A NOTES                       NUMBER(S)     SERIES A NOTES    TENDERED*
------------------------------------------------------------------------------------------------------

                                                        ----------------------------------------------

                                                        ----------------------------------------------

                                                        ----------------------------------------------

                                                        ----------------------------------------------

                                                        ----------------------------------------------

                                                        ----------------------------------------------

                                                        ----------------------------------------------
                                                        TOTAL

------------------------------------------------------------------------------------------------------

* The minimum permitted tender is $1,000 in principal amount of Series A Notes. All other tenders must be in integral multiples of $1,000. Unless otherwise indicated in this column, ALL of the Series A Notes indicated in the preceding column of this Box 1 or delivered to the Exchange Agent herewith shall be deemed tendered. See Instruction 4.

/ /  CHECK HERE DEFINITIVE REGISTERED NOTES ARE BEING DELIVERED WITH THIS LETTER
    OF TRANSMITTAL.

/ /  CHECK HERE IF TENDERED SERIES A NOTES ARE BEING DELIVERED BY BOOK-ENTRY
    TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

    Name of Tendering Institution: _____________________________________________

    Account Number: ____________________________________________________________

    Transaction Code Number: ___________________________________________________

    Principal Amount of Tendered Series A Notes: _______________________________

        By crediting the Series A Notes to the Exchange Agent's account at DTC in accordance with DTC's Automated Tender Offer Program ("ATOP") and by complying with applicable ATOP procedures with respect to the Exchange Offer, including transmitting a computer-generated message (an "Agent's Message") to the Exchange Agent in which the holder of the Series A Notes acknowledges and agrees to be bound by the terms of this Letter of Transmittal and the Prospectus, the DTC participant confirms on behalf of itself and the beneficial owners of such Series A Notes all provisions of this Letter of Transmittal applicable to it and such beneficial owners as fully as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent.

/ /  CHECK HERE IF TENDERED SERIES A NOTES ARE BEING DELIVERED PURSUANT TO A
    NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

    Name(s) of Holder(s): ______________________________________________________

    Date of Execution of Notice of Guaranteed Delivery: ________________________

    Name of Eligible Institution that Guaranteed Delivery: _____________________

    If Definitive Registered Notes are being tendered:

    Name of Holder(s): _________________________________________________________

    Certificate Number(s): _____________________________________________________

    If Book-Entry Interests are being tendered:

    Account Number: ____________________________________________________________

    Transaction Code Number: ___________________________________________________

/ /  CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
    COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS
    THERETO:

    Name: ______________________________________________________________________

    Address: ___________________________________________________________________

    You are entitled to as many copies as you may reasonably request and if you need more than 10 copies, please so indicate by a notation below.

    Total number of copies needed: _____________________________________________

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Chattem, Inc.
1715 West 38th Street
Chattanooga, Tennessee 37409
Attention: President and Chief Operating Officer

SouthTrust Bank, National Association
100 Office Park Drive
Birmingham, Alabama 35223
Attention: Corporate Trust Services

Re: Tender of Series A Notes for Exchange Notes

Ladies and Gentlemen:

    Upon the terms and subject to the conditions of the Exchange Offer described in the Prospectus and this Letter of Transmittal, the undersigned hereby tenders to Chattem, Inc. the principal amount of Series A Notes indicated in Box 1 above (the "Tendered Notes"). Subject to, and effective upon, the acceptance for exchange of the Tendered Notes, the undersigned hereby exchanges, assigns, and transfers to, or upon the order of, Chattem, Inc., all right, title, and interest in, to and under the Tendered Notes and agrees to be bound by the terms and conditions of the Exchange Offer as set forth in the Prospectus and this Letter of Transmittal. Each DTC participant transmitting by means of DTC a computer generated message forming part of a Book-Entry Confirmation, on behalf of itself and the beneficial owner of the Series A Notes tendered thereby, acknowledges receipt of the Prospectus and this Letter of Transmittal and agrees to be bound by the terms and conditions of the Exchange Offer as set forth in the Prospectus and this Letter of Transmittal.

    The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign, and transfer the Tendered Notes and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, and adverse claims when the Tendered Notes are acquired by the Company as contemplated herein. The undersigned and each beneficial owner of Series A Notes tendered by the undersigned will, upon request, execute and deliver any additional documents reasonably requested by the Company as necessary or desirable to complete and give effect to the transactions contemplated hereby.

    The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney in fact of the undersigned with respect to the Tendered Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to
(i) deliver the Tendered Notes to the Company or cause ownership of the Tendered Notes to be transferred to, or upon the order of, the Company, and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Company upon receipt by the Exchange Agent, as the undersigned's agent, of the Exchange Notes to which the undersigned is entitled upon the acceptance by the Company of the Tendered Notes pursuant to the Exchange Offer, and (ii) receive all benefits and otherwise exercise all rights of beneficial ownership of the Tendered Notes, all in accordance with the terms of the Exchange Offer.

    The undersigned also acknowledges that this Exchange Offer is being made by the Company in reliance on an interpretation by the staff of the Securities and Exchange Commission (the "Commission"), as set forth in certain no-action letters to third parties, that the Exchange Notes issued in exchange for the Series A Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than a broker-dealer, as set forth below, or any such holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act of 1933, as amended (the "Securities Act")), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holder's business and such holders have no arrangement with any person to participate in the distribution (within the meaning of the Securities Act) of such Exchange Notes. By tendering, each holder of Series A Notes represents to the Company that (i) the Exchange Notes or Book-Entry Interests therein to be acquired by such holder and any beneficial owner(s) of such Series A Notes or interests therein ("Beneficial Owner(s)") in connection with the Exchange Offer are being acquired by such holder and any Beneficial Owner(s) in the ordinary course of business of any Beneficial Owner(s), (ii) the holder and each Beneficial Owner are not participating, do not intend to participate, and have no arrangement or understanding with any person to participate, in the distribution of the Exchange Notes, (iii) if the holder is a resident of the State of California, it falls under the self-executing institutional investor exemption set forth under Section 25102(i) of the Corporate Securities Law of 1968 and Rules 260.102.10 and 260.105.14 of the California Blue Sky Regulations, (iv) if the undersigned is a resident of the Commonwealth of Pennsylvania, it falls under the self-executing institutional investor exemption set forth under Section 203(c), 102(d) and (k) of the Pennsylvania Securities Act of 1972, Section 102.111 of the Pennsylvania Blue Sky Regulations and an interpretive opinion dated November 16, 1985, (v) the holder and each Beneficial Owner acknowledge and agree that any person who is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or is participating in the Exchange Offer for the purpose of distributing the Exchange Notes must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the Exchange Notes or interests therein acquired by such person and cannot rely on the position of the staff of the Commission set forth in certain no-action letters, (vi) the holder and each Beneficial Owner understands that a secondary resale transaction described in clause (v) above and any resales of Exchange Notes or interests therein obtained by such holder in exchange for Series A Notes or interests therein originally acquired by such holder directly from the Company should be covered by an effective registration statement containing the selling security holder information required by Item 507 or Item 508, as applicable, of Regulation S-K of the Commission and (vii) neither the holder nor any Beneficial Owner(s) is an "affiliate," as defined in Rule 405 under the Securities Act, of the Company. Upon a request by the Company, a holder or Beneficial Owner will deliver to the Company a legal opinion confirming its representation made in clause (vii) above. By tendering, each holder of Series A Notes that is a broker-dealer (whether or not it is also an "affiliate") that will receive Exchange Notes for its own account pursuant to the Exchange Offer, represents that the Series A Notes to be exchanged for the Exchange Notes were acquired by it as a result of market-making activities or other trading activities, and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the holder will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

    The undersigned understands that tendering the Series A Notes pursuant to the procedures described under the captions "The Exchange Offer--Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer, subject only to withdrawal of such tenders on the terms set forth in the Prospectus under the caption "The Exchange Offer--Withdrawal of Tenders." All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any Beneficial Owner(s), and every obligation of the undersigned or any Beneficial Owners hereunder shall be binding upon the heirs, representatives, successors, and assigns of the undersigned and such Beneficial Owner(s).

    The undersigned acknowledges and understands that Exchange Notes will be issued in exchange for Tendered Notes (i) as Definitive Registered Notes registered in the name(s) of the undersigned and sent to the address(es) shown above in Box 1 or, if applicable, Box 2 if Definitive Registered Notes were tendered or (ii) as Book Entry Interests delivered by book-entry transfer to the account of the undersigned shown above under Box 1 or, if applicable, Box 2 if Book-Entry Interests were tendered.

    Unless otherwise indicated in Box 2 below, please deliver Exchange Notes as specified in Box 1. The undersigned, by completing Box 1 above and signing this letter, will be deemed to have tendered the Series A Notes as set forth in such Box above.

                                                BOX 2
                                    SPECIAL DELIVERY INSTRUCTIONS
                                    (See Instructions 5, 6 and 7)

To be completed ONLY if the Exchange Notes exchanged for Series A Notes and/or if untendered Series A
Notes or Series A Notes that are not accepted for exchange are to be delivered to someone other than the undersigned, or to the undersigned at an address or an account maintained at DTC other than that shown above under Box 1.

Please issue Exchange Notes and/or any unexchanged or unaccepted Series A Notes to:

Name(s):    ---------------------------------
                  (please type or print)

Address:    ---------------------------------
            ---------------------------------
            ---------------------------------
                    (include Zip Code)

Tax Identification or
Social Security No.: ---------------------------------

Credit Book-Entry Interests in Exchange Notes and/or unexchanged or unaccepted Series A Notes to the
DTC account set forth below:

            ---------------------------------
            ---------------------------------
            ---------------------------------

                                                 BOX 3
                                       USE OF GUARANTEED DELIVERY
/ / CHECK HERE ONLY IF SERIES A NOTES ARE BEING TENDERED BY MEANS OF A NOTICE OF
  GUARANTEED DELIVERY.

See Instruction 2. If this box is checked, please provide the following information:

Name(s) of
Holder(s): ---------------------------------

Date of Execution of Notice of Guaranteed
Delivery: ---------------------------------

Name of Institution which Guaranteed
Delivery: ---------------------------------

IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF OR AN AGENT'S MESSAGE (TOGETHER WITH A BOOK-ENTRY CONFIRMATION AND ANY OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY, AS APPLICABLE) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON OR PRIOR TO THE EXPIRATION DATE.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

                                                 BOX 4
                                       TENDERING HOLDER SIGNATURE
                                       (See Instructions 1 and 5)

X -------------------------------------------------------------------    --------------------------
                                                                                      Date

X -------------------------------------------------------------------    --------------------------
    (Signature of Owner(s))                                                             Date

The above lines must be signed by the person in whose name such Series A Notes are (i) registered in the case of Definitive Registered Notes being tendered or (ii) registered on the security position listing maintained by DTC or, in each case, by an person(s) authorized to become holder(s) by documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer, or other person acting in a fiduciary or representative capacity, such person must set forth is or her full title below. See Instruction 5.

Name(s): ---------------------------------

Capacity: ---------------------------------

Title: ---------------------------------

Street Address: ---------------------------------

(include Zip Code) ---------------------------------

Area Code and Telephone Number: ---------------------------------

Tax Identification or Social Security
Number: ---------------------------------

                              SIGNATURE GUARANTEE

                         (If required by Instruction 5)

Authorized Signature

X
--------------------------------------

Title:
------------------------------------

Name of Firm:
------------------------------------

Address, include Zip Code:
------------------------------------

Area Code and Telephone Number:
------------------------------------

Dated:
------------------------------------

                             TO BE COMPLETED BY ALL
                               TENDERING HOLDERS
                           (See Instruction 16 Below)

                                    PAYOR'S NAME: CHATTEM, INC.

             SUBSTITUTE               Name (if joint names, list first and circle
                                      the name of the person or entry whose number you
                                      enter in Part 1 below. See instructions if your
                                      name has changed.)
              Form W-9                Address
     Department of the Treasury       City, State and ZIP Code
                                      List account number(s) here
                                      (optional)
      Internal Revenue Service        Part 1--PLEASE PROVIDE YOUR TAXPAYER  Social Security
                                      IDENTIFICATION NUMBER ("TIN") IN THE  Number or TIN
                                      BOX AT RIGHT AND CERTIFY BY SIGNING
                                      AND DATING BELOW
                                      Part 2--Check the box if you are NOT subject to backup
                                      withholding under the provisions of section 3408(a)(1)(C) of the Internal Revenue Code because (1) you have not been
                                      notified that you are subject to backup withholding as a
                                      result of failure to report all interest or dividends or (2)
                                      the Internal Revenue Service has notified you that you are no longer subject to backup withholding. / /
      Payor's Request for TIN         CERTIFICATION--UNDER THE PENALTIES      Part 3--AWAITING TIN
                                      OF PERJURY, I CERTIFY THAT THE
                                      INFORMATION PROVIDED ON THIS FORM IS            / /
                                      TRUE, CORRECT AND COMPLETE.

SIGNATURE>                            DATE>

Note
FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS
MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION
OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                     INSTRUCTIONS TO LETTER OF TRANSMITTAL
         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

    1.  DELIVERY OF THE SERIES A NOTES AND THIS LETTER OF TRANSMITTAL.

    (A) If the holder is tendering Definitive Registered Notes, such holder must deliver (i) the certificate(s) representing the Series A Notes tendered, (ii) a properly completed and duly executed copy of this Letter of Transmittal and
(iii) any other documents required by or pursuant to this Letter of Transmittal, all of which must be received by the Exchange Agent at its address set forth herein prior to the Expiration Date.

    (B) If the holder is tendering Book-Entry Interests, such holder must (i) utilize DTC's ATOP system to tender such holder's Book-Entry Interests to an account established at DTC by the Exchange Agent, (ii) make the Agent's Message and cause a Book-Entry Confirmation to be issued to the Exchange Agent or deliver a properly completed and duly executed copy of this Letter of Transmittal and (iii) deliver any other documents required by this Letter of Transmittal, all of which must be received by the Exchange Agent at its DTC account or address set forth herein prior to the Expiration Date.

    The method of delivery of certificates for Series A Notes and all other required documents is at the election and risk of the tendering holder and delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. Instead of delivery by mail, it is recommended that the holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. In no event should any Series A Notes or related documentation be sent to the Company. Neither the Company nor the Exchange Agent is under any obligation to notify any tendering holder of the Company's acceptance of Tendered Notes prior to the Expiration Date.

    2. GUARANTEED DELIVERY PROCEDURES. Holders who wish to tender their Series A Notes but who cannot deliver their Series A Notes, Letter of Transmittal or any other documents required by the Letter of Transmittal to the Exchange Agent prior to the Expiration Date must tender their Series A Notes according to the guaranteed delivery procedures set forth below, including completion of Box 3 (if this Letter of Transmittal is being delivered). Pursuant to such procedures:
(i) such tender must be made by or through a firm that is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or is a commercial bank or trust company having an office or correspondent in the United States, or is otherwise an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (an "Eligible Institution"), and the Notice of Guaranteed Delivery must be signed by the holder; (ii) prior to the Expiration Date, the Exchange Agent must have received from the holder and the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the holder, in the case of Definitive Registered Notes, the certificate number or numbers of the Tendered Notes, and, in each case, the principal amount of Tendered Notes, stating that the tender is being made thereby and guaranteeing that, within five New York Stock Exchange ("NYSE") trading days after the Expiration Date, either a properly completed and duly executed Letter of Transmittal (or a facsimile thereof) or a properly transmitted Agent's Message, together with the Tendered Notes and any other required documents will be deposited by the Eligible Institution with the Exchange Agent; and (iii) such Agent's Message or Letter of Transmittal, such properly completed and executed documents required by this Letter of Transmittal and such Tendered Notes in proper form for transfer must be received by the Exchange Agent within five NYSE trading days after the Expiration Date. Failure to complete the guaranteed delivery procedures outlined above will not, of itself, affect the validity or effect a revocation of any Letter of Transmittal form properly completed and executed by an Eligible Holder who attempted to use the guaranteed delivery process.

    3. BENEFICIAL OWNER INSTRUCTIONS TO REGISTERED HOLDERS. Only a holder in whose name Definitive Registered Notes are registered on the books of the Registrar (or the legal representative or attorney-in-fact of such registered holder) or who is a DTC participant who owns a Book-Entry Interest in the Series A Notes through a security position maintained by DTC may execute and deliver this Letter of Transmittal. Any Beneficial Owner of Series A Notes who is not the registered holder or who is not a DTC participant who has a security position in the Series A Notes maintained by DTC in its name must arrange promptly with the registered holder or a DTC participant, as the case may be, to execute and deliver this Letter of Transmittal or an Agent's Message on his or her behalf through the execution and delivery to the registered holder or DTC participant of the "Instruction to Registered Holder or DTC Participant from Beneficial Owner" form accompanying this Letter of Transmittal.

    4. PARTIAL TENDERS. If less than the entire number of Series A Notes are tendered, the tendering holder should fill in the number of Series A Notes tendered in the column labeled "Principal Amount of Series A Notes Tendered" of Box 1 above. The entire number of Series A Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire number of all Series A Notes indicated in Box 1 above is not tendered, Series A Notes in a principal amount equal to Series A Notes not tendered as well as Exchange Notes exchanged for any Series A Notes tendered will be delivered to the address or account, as applicable, indicated in Box 1, unless a different address or account, as applicable, is provided in Box 2 of this Letter of Transmittal.

    5. SIGNATURES ON THE LETTER OF TRANSMITTAL; ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal is signed by the registered holder(s) of the Tendered Notes (in the case of Definitive Registered Notes), the signature must correspond with the name(s) as written on the face of the Tendered Notes without alteration, enlargement, or any change whatsoever. If this Letter of Transmittal is signed by the DTC participant whose name appears on a security position maintained by DTC (in the case of Book-Entry Interests), the signature must correspond exactly with such participant's name as it appears on a security position maintained by DTC listing such participant as the owner of the Series A Notes, without any change whatsoever.

    If any of the Tendered Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any Tendered Notes are held in different names on several Series A Notes, it will be necessary to complete, sign, and submit as many separate copies of the Letter of Transmittal documents as there are names in which Tendered Notes are held.

    When this Letter of Transmittal is signed by the holders of the Series A Notes specified herein and tendered hereby, no separate bond powers are required. If, however, the Exchange Notes are to be issued, or any untendered or unaccepted Series A Notes are to be reissued, to a person other than the holder, then separate bond powers are required. Signatures on such bond powers must be guaranteed by an Eligible Institution.

    If this Letter of Transmittal or any Series A Notes are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Company, evidence satisfactory to the Company of their authority to so act must be submitted with this Letter of Transmittal.

    Signatures on bond powers required by this Instruction 5 must be guaranteed by an Eligible Institution. Signatures on this Letter of Transmittal need not be guaranteed by an Eligible Institution if: (i) this Letter of Transmittal is signed by the registered holder of Definitive Registered Notes tendered hereby,
(ii) this Letter of Transmittal is signed by any participant in DTC whose name appears on a security position listing maintained by DTC as the owner of the Series A Notes tendered and such person has not completed Box 2 of this Letter of Transmittal or (iii) the Series A Notes are tendered for the account of an Eligible Institution.

    6. SPECIAL DELIVERY INSTRUCTIONS. Tendering holders of Series A Notes should indicate in Box 2 (i) the name and address to which Definitive Registered Notes representing Exchange Notes and/or substitute Definitive Registered Notes representing Series A Notes in a principal amount equal to the Series A Notes not tendered or not accepted for exchange are to be sent or (ii) the DTC account to which Book-Entry Interests in the Exchange Notes issued pursuant to the Exchange Offer and/or substitute Book-Entry Interests in the Series A Notes not tendered or not accepted for exchange are to be issued, in each case only if the recipient of such Exchange Notes or substitute Series A Notes is different from the person signing this Letter of Transmittal. The employer identification number or social security number of the person named must also be indicated. If no such instructions are given, such Exchange Notes and/or Series A Notes not tendered or not accepted for exchange will be credited to the registered holder or DTC account of the person(s) signing this Letter of Transmittal.

    7. TRANSFER TAXES. The Company will pay all transfer taxes, if any, applicable to the transfer of Series A Notes to it or its order and the issuance of Exchange Notes to the holder thereof pursuant to the Exchange Offer. If, however, a transfer tax is imposed for any reason other than the transfer of Series A Notes to the Company or its order and the issuance of Exchange Notes to the holder thereof pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or on any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption from taxes therefrom is not submitted with this Letter of Transmittal, the amount of transfer taxes will be billed directly to such tendering holder.

    8. VALIDITY OF TENDERS. All questions as to the validity, form, eligibility (including time of receipt), and acceptance of Tendered Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the right to reject any and all Series A Notes not validly tendered or any Series A Notes the Company's acceptance of which would, in the opinion of the Company or its counsel, be unlawful. The Company also reserves the right to waive any conditions of the Exchange Offer or defects or irregularities in tenders of Series A Notes as to any ineligibility of any holder who seeks to tender Series A Notes in the Exchange Offer. The interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) by the Company shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Series A Notes must be cured within such time as the Company shall determine. The Company will use reasonable efforts to give notification of defects or irregularities with respect to tenders of Series A Notes, but shall not incur any liability for failure to give such notification.

    9. WAIVER OF CONDITIONS. The Company reserves the absolute right to amend, waive, or modify specified conditions of the Exchange Offer as enumerated in the Prospectus or this Letter of Transmittal in the case of any Tendered Notes.

    10. NO CONDITIONAL TENDER. No alternative, conditional, irregular, or contingent tender of Series A Notes or transmittal of this Letter of Transmittal will be accepted.

    11. MUTILATED, LOST, STOLEN OR DESTROYED SERIES A NOTES. Any tendering holder whose Series A Notes have been mutilated, lost, stolen, or destroyed should contact the Exchange Agent as soon as possible at the address indicated above for further instruction.

    12. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the Prospectus may be directed to the Exchange Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company, or other nominee for assistance concerning the Exchange Offer.

    13. ACCEPTANCE OF TENDERED NOTES AND ISSUANCE OF EXCHANGE NOTES; RETURN OF SERIES A NOTES. Subject to the terms and conditions of the Exchange Offer, the Company will accept for exchange all validly tendered Series A Notes as soon as practicable after the Expiration Date and will issue Exchange Notes therefor as soon as practicable thereafter. For purposes of the Exchange Offer, the Company shall be deemed to have accepted tendered Series A Notes when, as and if the Company has given written or oral notice thereof (such oral notice being promptly confirmed in writing) to the Exchange Agent. If any Tendered Notes are not exchanged pursuant to the Exchange Offer for any reason, such unexchanged Series A Notes will be returned, without expense, to the signatory of Box 4 at the address or DTC account shown above or at a different address or DTC account as may be indicated herein under Box 2.

    14. WITHDRAWAL. Tenders may be withdrawn only pursuant to the limited withdrawal rights set forth in the Prospectus under the caption "The Exchange Offer--Withdrawal of Tenders".

    15. INCORPORATION OF LETTER OF TRANSMITTAL. This Letter of Transmittal shall be deemed to be incorporated in and acknowledged and accepted by any tender through DTC's ATOP procedures by any DTC participant on behalf of itself and the beneficial owners of any Book-Entry Interests representing Series A Notes so tendered.

    16. TAX IDENTIFICATION NUMBER. Federal income tax law requires that a holder of any Private Notes which are accepted for exchange must provide the Company (as payor) with its correct taxpayer identification number ("TIN"), which , in the case of a holder who is an individual, is his or her social security number. If the Company is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by Internal Revenue Service. (If withholding results in an over-payment of taxes, a refund may be obtained). Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

    To prevent backup withholding, each tendering holder must provide such holder's correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN), and that (i) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the Private Notes are registered in more than one name or are not in the name of the actual owner, see the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for information on which TIN to report.

    The Company reserves the right in its sole discretion to take whatever steps are necessary to comply with the Company's obligation regarding backup withholding.